FITLIFE BRANDS®

Investor Presentation | March 2024

Disclaimer

Forward-looking Statements

This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks, uncertainties and assumptions, are based on the current estimates and assumptions of management as of the date of this presentation and are subject to uncertainty and changes. Many of these risks and uncertainties are beyond the Company’s control. Reference is made to the discussion of risk factors detailed in the Company’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

FitLife Brands, Inc. (Nasdaq: FTLF) sells 300+ SKUs across 13 brands in both wholesale and online channels

✓ Primary
✓ Secondary

	Our Brands	Description	# of SKUs	GNC	Other Wholesale	Online
Legacy FitLife	NDS	Premium general health and weight loss	46	✓		✓
Legacy FitLife	PMD	Premium sports nutrition	73	✓		✓
Legacy FitLife	Siren Labs	Premium weight loss and sports nutrition	15	✓		✓
Legacy FitLife	Nutrology	Vegan and all-natural sports nutrition	16	✓		✓
Legacy FitLife	Metis	Premium male health and weight loss	2	✓		✓
Legacy FitLife	iSatori	High-quality weight loss and sports nutrition	36		✓	✓
Legacy FitLife	Energize	Simple energy products at affordable prices	12		✓	✓
Legacy FitLife	BioGenetic	Weight loss and general health at affordable prices	3		✓	✓
Legacy FitLife	Core Active	Value-oriented sports nutrition and weight loss	4			✓
Mimi's Rock (Acq. Feb 2023)	Dr Tobias	Premium general health supplements	47		✓ (Secondary)	✓
Mimi's Rock (Acq. Feb 2023)	ANA	Premium natural skincare	17			✓
Mimi's Rock (Acq. Feb 2023)	Maritime Naturals	Premium natural skincare	13			✓
MusclePharm (Acq. Oct 2023)	MP	Premium sports nutrition	33		✓	✓

We sell our products through wholesale partners as well as directly to consumers online

Our Wholesale Partners

Our Online Channels

Brand Websites:

FitLifeBrands.com

iSatori.com

NutrologyOnline.com

DrTobias.com

AllNaturalAdvice.com

MaritimeNaturals.com

MusclePharm.com

Investment thesis

1. **Proven management team that is aligned with shareholders**
2. Compelling financial performance
3. Growth potential



1 Management team is comprised of capable industry veterans and accomplished executives from other industries

Dayton Judd, Chief Executive Officer



- CEO since Feb '18
- MBA from Harvard Business School; BS/MAcc in Accounting from Brigham Young University

- Current Chairman of FTLF
- Founder & Managing Partner of Sudbury Capital Management
- Prior experience includes: Portfolio Manager at Q Investments; Associate Principal at McKinsey & Company

Jenna Sinnett, Chief Operating Officer



- COO since Oct '15
- BS and MS in Exercise Science from University of Nebraska Omaha

- 19 years operations experience in wholesale business
- Prior experience includes: VP of Supply Chain at FTLF; Project Management roles at FTLF

Jakob York, Chief Financial Officer



- CFO since Aug '22
- BS/MAcc in Accounting from Brigham Young University
- Certified Public Accountant

- Prior experience includes: Controller for Greenidge Generation Holdings (Nasdaq: GREE); Controller & Financial Reporting roles at Allied Motion Technologies (Nasdaq: AMOT); Auditor at PWC

Pat Ryan, Chief Retail Officer



- CRO since Jun '16
- BS in Public Relations from Kansas State University

- 24 years of experience in retail and wholesale business both domestically and internationally
- Prior experience includes: VP of Sales and other sales positions at FTLF since joining the company in 2004

Rick Anderson, EVP of Sales



- EVP of Sales since Oct '15
- BS in Business and MS in Ed. Psychology from the University of Colorado Denver

- 32 years of experience in the supplement industry
- Prior experience includes: EVP of Sales at iSatori (acquired by FitLife in 2015); EVP at EAS

Ryan Hansen, EVP



- EVP since Nov '23
- MBA from Harvard Business School; BS/MAcc in Accounting from Brigham Young University

- Prior experience includes: Chief Operating Officer at Pearl Street Dental Partners; Senior Manager at Bain & Company; Product Manager at Worthington Enterprises (NYSE: WOR)

1 Our transformation with our current CEO began in early 2018

Total Company LTM Revenue and Adjusted EBITDA [*$, millions*]



LTM Revenue
LTM Adj. EBITDA
• Significant sales decline
• Several quarters of negative EBITDA and net income
• Company in default on debt and behind on payables to product suppliers
• Significant cost reduction
• Development of new e-commerce business
• Recapitalization and debt reduction
• Product branding/ packaging refreshed
• Increased focus on new product development
• Continued growth of online business
• Strong and growing free cash flow; share repurchases
• Listing on Nasdaq
• Evaluation of numerous acquisition candidates, including closing on Nutrology (April 2021), Mimi's Rock (February 2023), and MusclePharm (October 2023)
New CEO
Impact of COVID-19 and GNC bankruptcy
Mimi's Rock acquisition (2/28/2023)
55
50
45
40
35
30
25
20
15
10
5
0
-5
25.3 23.0 19.4 18.1 17.8 16.8 16.2 16.7 17.1 18.0 17.9 19.0 19.1 20.2 18.9 19.5 22.1 21.2 26.6 26.9 27.9 29.6 29.0 30.6 28.8 32.2 39.2 44.8 52-53
1.1 -0.2 -1.9 -2.1 -2.5 -2.0 -1.4 -0.5 1.0 1.8 1.9 2.5 2.7 3.2 2.9 3.1 4.5 4.4 6.6 6.8 7.0 7.3 7.3 7.5 6.7 7.2 8.0 8.7 10-10.5
Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4*
2016 2017 2018 2019 2020 2021 2022 2023

***Note:** Preliminary full-year 2023 results; does not include full-year impact of Mimi's Rock or MusclePharm acquisitions.*

1 FitLife's transformation has delivered significant equity value to shareholders


Split Adjusted Price Per Share
$25
$20
$15
$10
$5
$0
Annualized Returns
(as of March 1, 2024):
• 1-year: 19%
• 2-year: 28%
• 3-year: 53%
• 4-year: 61%
• 5-year: 74%
New CEO
2016
2017
2018
2019
2020
2021
2022
2023
2024

Note: *All closing prices adjusted for the effects of the reverse/forward split that became effective on April 16, 2019 and the forward split that was effective on December 8, 2021; includes prices from January 4, 2016 – March 1, 2024*

1 FitLife has significant insider ownership, especially by CEO

% of Total Common Shares Outstanding


41%
56%
3%
CEO
Other Insiders
Public Float

Comments

- CEO and entities he controls own 56% of shares currently outstanding, creating strong alignment of incentives
- Other employees and insiders own an additional 3% of outstanding shares

Investment thesis

1. Proven management team that is aligned with shareholders
2. **Compelling financial performance**
3. Growth potential

2 Compelling margins are driven by differentiated brands and products

YTD Q3 2023 Margins


50%
40%
30%
20%
10%
0%
40.8%
19.7%
Gross Margin
Adj. EBITDA Margin

Examples of products with strong advocacy from GNC franchisees



GNC franchisees promote FitLife products in store because of:

a. High and consistent product quality

b. Best-in-class unit economics for GNC franchisees that provide strong alignment of incentives

Examples of products on Amazon with strong search rankings and customer advocacy


Best Seller
Dr. Tobias Colon 14 Day Cleanse, Advanced Gut Cleanse Detox for Women & Men with Cascara Sagrad...
Capsule
28 Count (Pack of 1)
Options: 4 sizes
86,065
Dr. Tobias
Omega-3 Fish Oil, Triple Strength, Supports Brain & Heart Health, 2000 mg per Serving, 180 Soft Gels (2...
Soft Gel
180 Count (Pack of 1)
34,563
Amazon's Choice
All Natural Advice
Vitamin C Serum For Face, Hydrating Face Serum with 20% Vitamin C, Hyaluronic Acid, Organic Aloe, MSM...
26,465
Amazon's Choice
Maritime Naturals
Retinol Moisturizer for face with Hyaluronic Acid & Organic Ingredients | Professional Results...
8,894

2 Capital light business, low leverage, and net operating loss (NOL) tax carryforwards in the US and Canada result in strong cash flow generation

Business has minimal capital expenditures…



Capital Expenditures as % of Revenue
0.16%
0.14%
0.12%
0.10%
0.08%
0.06%
0.04%
0.02%
0.00%
0.00%
0.00%
0.15%
2021
2022
YTD Q3 2023

…low leverage, used only for acquisitions…



Net Debt
$, millions
30
20
10
0
-10
-20
-9.9
-13.3
3.9
15.1
2021
2022
TTM Q3 2023
Pro-forma*
Net Debt/ Adj. EBITDA
-
-
0.4x
1.4-1.5x

…and sizable NOL balances to reduce cash tax liability



Net Operating Loss (NOL) Balance
$, millions
US
Canada
18
16
14
12
10
8
6
4
2
0
15.3
9.7
6.6
14.7
2021
2022
YTD Q3 2023

****Note:** Includes debt associated with MusclePharm (MP) acquisition that closed after Q3 2023 in October 2023. Also includes payment of scheduled amortization ($1.1 million) and voluntary paydown ($2.5 million) of term loan balance subsequent to year end. Assumes preliminary adjusted EBITDA of $10-10.5 million for full-year 2023 – does not include full-year impact from the Mimi's Rock or MP acquisitions.*

2 Growing online business with strong subscriber base underpins current financial performance

Total Company Revenue *[$, millions]*


Wholesale revenue
Online revenue
CAGR
YTD Q3 2018 – YTD Q3 2023
24%
3%
101%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
17.5
16.2
16.6
17.7
21.2
20.7
15.0
0.3
0.9
2.5
4.4
6.7
8.1
24.4
2017
2018
2019
2020
2021
2022
YTD Q3 2023
Online as % of total revenue
<2%
6%
13%
20%
24%
28%
62%
Over 20% of 2023 online sales from subscribers

Investment thesis



1. Proven management team that is aligned with shareholders
2. Compelling financial performance
3. **Growth potential**

3 Large and growing industry demonstrates organic growth potential of existing brands

Strong Industry Growth Tailwinds

Estimated Dietary Supplement Market Size
$, billions



Rest of the world
US
CAGR
2023 - 2030
400
300
200
100
0
327
9.1%
178
248
10.4%
124
54
79
5.7%
2023
2030

Key Growth Opportunities for our Brands

Legacy FitLife: Continued increase in online sales and subscribers, despite declining foot-traffic and sales at certain wholesale partners; exploring international expansion opportunities

Dr. Tobias: Growth on Amazon via continued optimization of advertising campaigns and introduction of new products; currently exploring sales channels beyond Amazon, such as TikTok Shops, Tmall, iHerb, and Coupang

MusclePharm: Significant organic growth opportunity – currently working to re-establish wholesale partnerships that deteriorated during the brand's fall into bankruptcy

Source: Grand View Research, "Dietary Supplements Market Size, Share & Trend Analysis Report, 2024-2030"

3 Industry fragmentation creates opportunity for inorganic growth via M&A/consolidation

Consolidation Opportunity

Opportunity for "multiple arbitrage" via consolidation of smaller brands in industry

Typical Enterprise Value / EBITDA multiples


16x
12x
8x
4x
0x
3-6x
8-15x
Add-ons
Platforms

Strong Deal Flow

Our team and infrastructure make us a qualified nurturer of brands and a desirable buyer, giving us access to deal flow

FitLife's M&A Pipeline – last 4 years


# of deals evaluated
~50
# of LOIs submitted
8
# of deals closed
3

Ability to Finance Future M&A

Strong balance sheet provides flexibility to close deals without issuing equity, resulting in EPS accretion for existing shareholders

Debt ratios (Proforma)*

Net Debt / EBITDA	1.4-1.5x
Net Debt / Equity Book Value	0.6x
Net Debt / Equity Market Value	0.15x

**Note: Net Debt includes debt associated with MusclePharm (MP) acquisition that closed after Q3 2023 in October 2023. Also includes payment of scheduled amortization ($1.1 million) and voluntary paydown ($2.5 million) of term loan balance subsequent to fiscal year end. Assumes preliminary adjusted EBITDA of $10-10.5 million for full-year 2023 – does not include full-year impact of the Mimi's Rock or MP acquisitions. Equity Book Value as of Q3 2023; Equity Market Value as of 1 March 2024.*

3 FitLife M&A Example: Nutrology®

NUTROLOGY® NUTRITION

Deal Overview

- Closing date: April 7, 2021
- Total consideration: $529K (all cash)
- Investment rationale
  - Capitalize on growing interest among consumers in clean, healthy, and plant-based supplements
  - No incremental overhead needed – absorbed in existing infrastructure

Impact Under FitLife Ownership

- Nutrology generated $897K of revenue and $346K of gross profit from April 7-Dec 31, 2021
- The gross profit generated by Nutrology was fully accretive to operating income as no incremental SG&A was added with the acquisition
- The payback period for the Nutrology acquisition (i.e., incremental operating income vs. initial purchase price) was ~1 year


THE NUTROLOGY way
Naturally Better
shake it
add a nutritious boost to your favorite protein shake
NUTROLOGY
7 IN 1
Seven incredible ingredients one amazing product:
THE NUTROLOGY solution
Naturally Better
changing the game naturally
NUTROLOGY
HEALTHY NATURAL INGREDIENTS
naturally the right choice
NUTROLOGY

3 FitLife M&A Example: Mimi's Rock®

DR TOBIAS | ANA ALL NATURAL ADVICE® | Maritime NATURALS

Deal Overview

- Closing date: February 28, 2023
- Total consideration: $17.1 million ($4.6 million cash, $12.5 million debt)
- Investment rationale
  - Increase exposure to general health and wellness supplements and online sales channels
  - Opportunity to unlock value quickly via SG&A rationalization
  - Timing and price was right – business was in financial distress

Impact Under FitLife Ownership

- Increased run-rate annual operating income by more than $3 million in first seven months of ownership, increasing adjusted monthly EBITDA to ~$500K:
  - Reduced non-advertising SG&A by $1.5 million by (a) removing executive redundancies and (b) FTLF operations team assuming responsibility for Mimi's Rock
  - Reduced advertising SG&A by $2.1 million via campaign optimization
- Streamlined and professionalized key functions
- Centralized management of advertising spend across all FitLife brands



3X
THE OMEGA 3's
Premium Fish Oil softgels:
A BETTER CLEANSE Starts Here
YOU DESERVE THE HIGHEST QUALITY
VITAMIN C SERUM
Your Skincare Routine

3 FitLife M&A Example: MusclePharm®

Deal Overview

- Closing date: October 10, 2023
- Total consideration: $18.5 million ($8.5 million cash, $10 million debt)
- Investment rationale
  - Strong brand and broad consumer awareness resulting from tens of millions of promotional spend poured into the brand prior to acquisition
  - Sound investment even assuming no return to growth; significant option value on potential future growth
  - Timing and price was right – purchased assets out of bankruptcy

Impact Under FitLife Ownership

- Ramped up Amazon business as previous outsourced reseller sold through inventory
- Re-engaged prior wholesale partners, including iHerb and Coupang
- Efforts underway to regain shelf space at other wholesale partners


UNLEASH YOUR POTENTIAL
CHOCOLATE MILK
Try all 5 delicious flavors
AMINO ACIDS
MUSCLE DEVELOPMENT • MAINTENANCE
GLUTAMINE
PUSH YOUR LIMITS
FISH OIL
RICH SOURCE OF OMEGA-3s
TRIPLE STRENGTH EPA and DHA
NON-GMO
#WELIVETHIS

Summary



1. Proven management team that is aligned with shareholders
2. Compelling financial performance
3. Growth potential

Please contact us at investor@fitlifebrands.com
if you have any questions.

Appendix

Non-GAAP Reconciliations

FITLIFE BRANDS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
$, USD thousands

	2016	2017	2018	2019	2020	2021	2022	YTD Q3 2023
Revenue	25,314	17,799	17,077	19,136	22,111	27,913	28,803	39,401
Cost of goods sold	15,243	12,708	10,332	11,155	12,574	15,409	16,769	23,332
Gross profit	10,071	5,091	6,745	7,981	9,537	12,504	12,034	16,069
Operating expense:								40.8%
Selling, general and administrative	9,121	7,705	6,023	5,436	5,153	6,215	6,267	10,277
Impairment of intangible assets and goodwill	-	5,929	-	-	-	-	-	-
Depreciation and amortization	478	409	69	52	38	59	66	64
Total operating expenses	9,599	14,043	6,092	5,488	5,191	6,274	6,333	10,341
Operating income	472	(8,953)	653	2,493	4,346	6,230	5,701	5,728
Other expense (income):								
Interest expense (income)	109	112	133	47	6	(25)	(121)	329
Other expense (income)	(5)	8	-	(171)	(70)	(453)	-	93
Total other expense (income)	104	120	133	(124)	(64)	(478)	(121)	422
Net income before tax provision	368	(9,073)	520	2,617	4,410	6,708	5,822	5,306
Provision for income taxes	-	689	11	7	(4,415)	1,298	1,393	1,490
Net income	368	(9,762)	509	2,610	8,825	5,410	4,429	3,816
NON-GAAP RECONCILIATION								
Net income	368	(9,762)	509	2,610	8,825	5,410	4,429	3,816
Interest	109	112	133	47	6	(25)	(121)	329
Income taxes	-	689	11	7	(4,415)	1,298	1,393	1,490
Depreciation and amortization	478	409	68	52	38	59	66	64
Foreign exchange (gain) loss	-	-	-	-	-	-	-	93
EBITDA	956	(8,551)	721	2,716	4,454	6,742	5,767	5,792
Non-cash and non-recurring adjustments								
Stock compensation expense	99	140	293	182	78	452	363	94
Merger and acquisition related costs	-	-	-	-	-	253	257	1,519
Amortization of inventory step-up	-	-	-	-	-	-	-	323
Restatement related costs	-	-	-	-	-	-	318	-
Impairment of intangibles and goodwill	-	5,929	-	-	-	-	-	-
Non-recurring loss on foreign currency forward contract	-	-	-	(171)	(70)	(453)	-	112
Adjusted EBITDA	1,054	(2,482)	1,014	2,727	4,462	6,994	6,705	7,840